EXECUTION COPY
AMENDMENT NO. 4
TO
SERIES 2012-VFN INDENTURE SUPPLEMENT
THIS AMENDMENT NO. 4 TO SERIES 2012-VFN INDENTURE SUPPLEMENT (this “Amendment”) is made as of November 28, 2018, by and between Navistar Financial Dealer Note Master Owner Trust II, a Delaware statutory trust (the “Issuing Entity”), and Citibank, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”).
The Issuing Entity and the Indenture Trustee are parties to the Indenture, dated as of November 2, 2011, as amended by Amendment No. 1, dated as of February 13, 2013 (as amended, the “Indenture”), and the related Series 2012-VFN Indenture Supplement, dated as of August 29, 2012, as amended by Amendment No. 1, dated as of September 13, 2013, by Amendment No. 2, dated as of January 26, 2015, and by Amendment No. 3, dated as of May 31, 2017 (as amended, the “Series 2012-VFN Indenture Supplement”). The Issuing Entity and the Indenture Trustee have agreed to amend the 2012-VFN Indenture Supplement pursuant to Section 10.02 of the Indenture in the manner set forth herein. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Series 2012-VFN Indenture Supplement.

1.
Amendments. Section 1.01 of the Series 2012-VFN Indenture Supplement is hereby amended by deleting the definition of Series 2012-VFN Subordinated Seller’s Interest Factor and replacing in with the following:

“Series 2012-VFN Subordinated Seller’s Interest Factor” means 23.50%.

2.
Miscellaneous. As amended by this Amendment, the Series 2012-VFN Indenture Supplement is in all respects ratified and confirmed and the Series 2012-VFN Indenture Supplement as so amended by this Amendment shall be read, taken and construed as one and the same instrument. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to the conflict of law provisions thereof or any other jurisdiction, other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

3.
Limitation of Owner Trustee Liability. Notwithstanding anything to the contrary, this Amendment has been signed by Deutsche Bank Trust Company Delaware, not in its individual capacity but solely in its capacity as Owner Trustee on behalf of the Issuing Entity. Each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as a personal representation, undertaking or agreement by Deutsche Bank Trust Company Delaware, but is made for the purpose of binding only the Issuing Entity. In no event shall Deutsche Bank Trust Company Delaware have any personal liability for the representations, warranties, covenants, agreement or other obligations of the Issuing Entity hereunder or in any Notes, certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity.

4.
Rights of the Indenture Trustee. The Indenture Trustee shall be afforded the same rights, protections, immunities and indemnities as are set forth in the Indenture as if specifically set forth herein. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Amendment and is not responsible for any statement made herein. The Administrator hereby certifies that all of the conditions precedent for the making of this Amendment have been complied with.

[signatures on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to Series 2012-VFN Indenture Supplement to be duly executed by their respective officers as of the date first written above.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II,
as Issuing Entity
By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, as Owner Trustee and not in its individual capacity

By:	/s/ Susan Barstock
Name:	Susan Barstock
Title:	Attorney-in-fact

By:	/s/ Robin Durant
Name:	Robin Durant
Title:	Attorney-in-fact

CITIBANK, N.A., as Indenture Trustee and not in its individual capacity

By:	/s/ Cirino Emanuele
Name:	Cirino Emanuele
Title:	Senior Trust Officer

The undersigned hereby (a) acknowledge that Bank of America, National Association, New York Life Insurance Company and New York Life Insurance and Annuity Corporation, in their respective capacities as Managing Agents, own 100% of the Series 2012-VFN Notes and that Bank of America, National Association, New York Life Insurance Company and New York Life Insurance and Annuity Corporation are the Managing Agents under the Note Purchase Agreement, (b) acknowledge receipt of notice of this Amendment No. 4 to Series 2012-VFN Indenture Supplement and (c) consent to the execution thereof:

BANK OF AMERICA, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Carl W. Anderson
Name:	Carl W. Anderson
Title:	Managing Director

BANK OF AMERICA, NATIONAL ASSOCIATION,
as the Managing Agent
for the Bank of America Purchaser Group

By:	/s/ Carl W. Anderson
Name:	Carl W. Anderson
Title:	Managing Director

BANK OF AMERICA, NATIONAL ASSOCIATION,
as the Committed Purchaser
for the Bank of America Purchaser Group

By:	/s/ Carl W. Anderson
Name:	Carl W. Anderson
Title:	Managing Director

NEW YORK LIFE INSURANCE COMPANY,
as the Managing Agent for the NY Life Purchaser Group

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Vice President

NEW YORK LIFE INSURANCE COMPANY,
as the Committed Purchaser for the NY Life Purchaser Group

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,
as the Managing Agent for the NYLIAC Purchaser Group

By: NYL INVESTORS LLC,
its Investment Manager

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,
as the Committed Purchaser for the NYLIAC Purchaser Group

By: NYL INVESTORS LLC,
its Investment Manager

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Managing Director

With respect to Section 4 of this Amendment, agreed to by:

NAVISTAR FINANCIAL CORPORATION,
as Administrator

By:	/s/ Petrina Rauzi
Name:	Petrina Rauzi
Title:	Vice President and Treasurer